SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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Check the appropriate box:

Preliminary proxy statement

Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).

Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to §240.14a-12.

Uroplasty, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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INTRODUCTION
VOTING OF SHARES
PROPOSAL 1 — FIX NUMBER OF DIRECTORS AT FIVE
PROPOSAL 2 — ELECTION OF DIRECTORS
PRINCIPAL SHAREHOLDERS AND BENEFICIAL OWNERSHIP OF MANAGEMENT
MANAGEMENT COMPENSATION
CERTAIN TRANSACTIONS
AUDIT COMMITTEE REPORT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
MISCELLANEOUS
Exhibit A
Front of Proxy Card
Back of Proxy Card

PROXY STATEMENT

&

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held
August 14, 2003

2003 ANNUAL MEETING

UROPLASTY, INC.
2718 Summer Street NE
Minneapolis, MN 55413-2820

TO UROPLASTY, INC. SHAREHOLDERS:

I cordially invite you to the 2003 Annual Meeting of Uroplasty shareholders. The meeting will be held on Thursday, August 14, 2003 at 5:00 p.m. (CDT) at the Uroplasty corporate office located at 2718 Summer Street NE, Minneapolis, Minnesota.

I hope you will participate in this review of our company’s business and operations. This proxy statement describes the items you will vote on at the meeting. In addition there will be a brief presentation by Management followed by discussion.

The formal Notice of Meeting, Proxy Statement, and Proxy Card are attached and the Company’s Annual Report to Shareholders is enclosed. Whether or not you plan to attend the meeting, your vote is important. Please complete, sign, date, and return the enclosed proxy card as soon as possible in the reply envelope provided.

On behalf of the Management and Directors of Uroplasty, Inc., I want to thank you for your continued support and confidence in Uroplasty. We look forward to seeing you at the 2003 Annual Meeting.

Sincerely,

/s/ DANIEL G. HOLMAN

Daniel G. Holman
Chairman of the Board, President, and CEO

Minneapolis, Minnesota
July 14, 2003

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO SAVE
THE COMPANY THE EXPENSE OF ADDITIONAL SOLICITATION AND TO ASSURE
THAT A QUORUM WILL BE REPRESENTED AT THE MEETING.

UROPLASTY, INC.
2718 Summer Street NE
Minneapolis, MN 55413-2820

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
to be held Thursday, August 14, 2003

TO UROPLASTY, INC. SHAREHOLDERS:

Uroplasty’s annual meeting of shareholders will be on Thursday, August 14, 2003 at 5:00 p.m. (CDT). We will meet at Uroplasty’s corporate office located at 2718 Summer Street NE, Minneapolis, Minnesota. If you owned common stock at the close of business on June 30, 2003, you are entitled to vote at the meeting or any adjournments thereof.

At this meeting, we plan to:

•	Fix the number of members of the Board of Directors for the ensuing year at five,

•	Elect Mr. Daniel G. Holman as a Director to serve a term of three years until 2006,

•	Elect Mr. Sam B. Humphries as a Director to serve a term of three years until 2006,

•	Attend to other business properly presented at the meeting or any adjournment thereof.

Whether or not you plan to attend the meeting, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy by completing, signing, dating and returning the enclosed proxy card in the reply envelope provided.

ON BEHALF OF UROPLASTY’S BOARD OF DIRECTORS,

/s/ SUSAN HARTJES HOLMAN

Susan Hartjes Holman
Corporate Secretary
and Chief Operating Officer

Minneapolis, Minnesota
July 14, 2003

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IF YOU DO NOT PLAN TO
ATTEND THE MEETING, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY
MARKING, SIGNING, DATING AND MAILING YOUR PROXY CARD IN THE REPLY ENVELOPE.

2718 Summer Street NE
Minneapolis, MN 55413-2820

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
AUGUST 14, 2003

INTRODUCTION

The Annual Meeting of Shareholders (hereinafter referred to as the “Annual Meeting”) of Uroplasty, Inc. (hereinafter referred to as the “Company” or “Uroplasty”) will be held on Thursday, August 14, 2003 at 5:00 p.m. (CDT) at the Uroplasty office located at 2718 Summer Street NE, Minneapolis, MN 55413, or at any adjournment or adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE REPLY ENVELOPE. The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company’s common stock, will be borne by the Company. Directors, Officers, and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies in person, in writing or by any form of telecommunication. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of common stock.

Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company, or by appearing at the Annual Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by shareholders.

The Company expects this proxy material will first be mailed to shareholders on or about July 14, 2003.

THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE FOR THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

VOTING OF SHARES

Only holders of common stock of record at the close of business on June 30, 2003 will be entitled to vote at the Annual Meeting. On June 30, 2003, the Company had 4,523,971 shares of common stock outstanding, each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting.

The presence at the Annual Meeting, in person or by proxy, of the holders of fifty percent (50%) of the outstanding shares of common stock entitled to vote at the meeting (2,261,986 shares) is required for a quorum for the transaction of business. In general, shares of common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a “broker non-vote” on a matter (that is, a card returned by a broker on behalf of its beneficial owner/customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote).

The election of a nominee for Director and any other proposals that may come before the Annual Meeting described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter.

PROPOSAL 1

FIX NUMBER OF DIRECTORS AT FIVE

The Bylaws of the Company provide that the Board of Directors shall consist of one or more members, as determined by the shareholders at a regular meeting. The Board of Directors recommends the shareholders fix the number of Directors to comprise the Board of Directors for the ensuing year at five.

PROPOSAL 2

ELECTION OF DIRECTORS

Nomination

As permitted by Minnesota law, the Company’s Articles of Incorporation require that the Board of Directors of the Company be divided into three classes, with each class containing as nearly as possible one-third of the total, and each class having a term of three years. The term of office of each class is staggered so that in any one year the term of only one class expires.

The Board of Directors (hereinafter referred to as the “Board”) has nominated the individuals named below to serve as Directors of the Company for the term of three years, until the Annual Meeting of the shareholders in the year in which their term expires or until their successors have been elected and qualified. The nominees are members of the current Board.

The Board recommends a vote FOR the election of the nominees listed below. In the absence of other instructions, the proxies will be voted FOR the election of the nominees named below. If the Board should learn the nominees will be unable to serve by reason of death, incapacity or other unexpected occurrence prior to the Annual Meeting, the proxies which otherwise would have been voted for the nominee will be voted for such substitute nominee as selected by the Board. The Board has no reason to believe the nominees will be unable to serve.

Information About the Nominees

The following information has been furnished to the Company as of June 30, 2003 by the persons nominated by the Board to serve as Directors for the term stated.

Name of Nominees	Age	Principal Occupation

Daniel G. Holman (1)	57	Chairman of the Board, President, CEO and CFO of the Company
Sam B. Humphries	61	Venture Capital Fund Manager

(1)	Member of the Nominating Committee

The business experience of the nominees is as follows:

Daniel G. Holman has served as Chairman of the Board, President and Chief Executive Officer of Uroplasty, Inc. since February 1994, as Chief Financial Officer from June 1996 to November 1999 and as Chief Financial Officer as of February 2001. He was Executive Vice President of Bioplasty, Inc. from 1973 to 1985, its President from 1985 to 1987, and Secretary from 1986 to March 1992. Mr. Holman was Chairman of the Board of Bioplasty, Inc. from March 1992, and President and CEO from February 22, 1993 to December 31, 2001. He served as Chairman of the Board and Chief Executive Officer of Bio-Vascular, Inc. from June 1988 to September 1991, served as a Director of Genetic Laboratories Wound Care, Inc. from February 1988 until July 1993, and as Vice President from February 1988 through November 1992. Mr. Holman holds a Bachelor of Arts degree in Biology from St. Cloud State University.

Sam B. Humphries was elected a Director of Uroplasty, Inc. in April 2003. Mr. Humphries also serves as a consultant to the CEO. Mr. Humphries is currently the Managing Director of the Ascent Medical Technology Fund, L.P. and has more than 25 years of healthcare and medical device industry experience. Previously, Mr. Humphries was the President and CEO of American Medical Systems and earlier served as its Vice President of World Wide Sales and Marketing during its formative years. Mr. Humphries also served as President and CEO of Optical Sensors, Inc., a medical start-up company, where he guided the company from start-up through its initial public offering. Mr. Humphries has served on numerous private and public Boards of Directors, including the Board of Directors of the Health Industry Manufacturers Association (HIMA, now AdvaMed). Currently he serves on the Board of Directors of LifeSpex Medical, Inc., UroMetrics Medical, Inc., Micropure Medical, Inc., Inlet Medical, Inc., Universal Hospital Services, Inc., Ascent Private Equity, L.L.C., and Ascent Medical Technology Fund, L.P.

Information about the Board and its Committees

The business and affairs of the Company are managed by the Board, which met four times during the fiscal year ended March 31, 2003.

The members of the Compensation Committee during fiscal 2003 were Messrs. Pitlor, Maxwell, and Jamison. The function of the Compensation Committee is to set the compensation for Officers, to set the terms of and grants of awards under the Company’s stock option plans and to act on other matters relating to compensation, as it deems appropriate. The Compensation Committee met two times during fiscal 2003.

The members of the Nominating Committee during fiscal 2003 were Messrs. Holman, Pitlor, Maxwell, and Jamison. The function of the Nominating Committee is to consider and recommend to the Board nominees for election as Director. The Nominating Committee met one time during fiscal 2003.

The members of the Audit Committee during fiscal 2003 were Messrs. Maxwell and Jamison. The function of the Audit Committee is to meet with the Company’s independent auditors, review the scope and results of their audits, review the Company’s responses to audit reports, and consider the adequacy of internal controls and the Company’s response to new regulatory issues and accounting rules. The Audit Committee met four times during fiscal 2003.

All of the Directors attended 100% of the aggregate meetings of the Board and all committees on which they served during fiscal 2003.

Director Compensation

Mr. Pitlor receives $2,000 per month as consulting fees from the Company under an annually renewable consulting agreement dated January 2, 2002. A consulting firm of which Mr. Humphries is President receives $6,000 per month as consulting fees under an annually renewable consulting agreement dated April 1, 2003. Additionally, non-employee Board members receive $500 per Board meeting and $500 per Audit Committee meeting attended. In addition, Directors participate in the Company’s stock option plan. Messrs. Pitlor and Maxwell each hold options to purchase 76,667 shares of common stock and Mr. Jamison holds options to purchase 70,000 shares of common stock as of March 31, 2003. On April 15, 2003, the Company granted Mr. Humphries an option to purchase 30,000 shares of Common Stock. The exercise price of the options range from $1.10 to $7.50 per share.

PRINCIPAL SHAREHOLDERS AND
BENEFICIAL OWNERSHIP OF MANAGEMENT

The following table sets forth the number of shares of the Company’s Common Stock beneficially owned as of June 30, 2003, and including only those stock options which are exercisable at June 30, 2003 or become exercisable within 60 days thereafter, by (i) each person known to the Company to be the beneficial owner of more than five percent of the Company’s Common Stock, (ii) each Director, (iii) each Executive Officer of the Company named in the Management Compensation table, and (iv) all Directors and Executive Officers as a group:

Name and Address of	Number of Shares			Percent
Beneficial Owner	Beneficially Owned			of Class

Bruce Mindich, M.D. c/o Hearts Plus Management Corporation 200 Route 17 North Paramus, NJ 07652	1,099,993	(1	)(2)	23.4%
Heartland Advisors, Inc. 789 North Water Street Milwaukee, WI 53202	481,000	(3)		10.4%
James E. Veiman 16585 Ingersoll Avenue N. Hugo, MN 55038-9326	298,329	(4)		6.5%
Daniel G. Holman 2718 Summer Street NE Minneapolis, MN 55413-2820	414,982	(5)		8.9%
Susan Hartjes Holman 2718 Summer Street NE Minneapolis, MN 55413-2820	85,197	(6)		1.9%
R. Patrick Maxwell 2444 Byrnes Road Minnetonka, MN 55305	92,967	(7)		2.0%
Joel R. Pitlor 19 Chalk Street Cambridge, MA 02139	88,000	(8)		1.9%
Sam B. Humphries 7913 Wyoming Ct. Bloomington, MN 55438	56,000	(9	)(10)	1.2%
Thomas E. Jamison 4705 IDS Center 80 South Eighth Street Minneapolis, MN 55402	39,433	(11)		0.9%
Directors and Executive Officers as a Group (10 persons)	896,240	(12	)(13)	17.9%

(1)	Includes 183,332 shares held under warrants to purchase Common Stock, which are exercisable at June 30, 2003 or within 60 days thereafter.

(2)	Of the shares shown, 649,998 shares are beneficially owned by the Mindich Family Limited Liability Company, the General Member of which is Dr. Mindich.

(3)	Includes 103,500 shares held under warrants to purchase Common Stock, which are exercisable at June 30, 2003 or within 60 days thereafter.

(4)	Includes 64,166 shares held under warrants to purchase Common Stock, which are exercisable at June 30, 2003 or within 60 days thereafter.

(5)	Includes 129,998 shares held under options and warrants to purchase Common Stock, which are exercisable at June 30, 2003 or within 60 days thereafter. Beneficial ownership between Susan Hartjes Holman and Daniel G. Holman (husband and wife) is not reflected in these figures.

(6)	Includes 48,782 shares held under options and warrants to purchase Common Stock, which are exercisable at June 30, 2003 or within 60 days thereafter. Beneficial ownership between Susan Hartjes Holman and Daniel G. Holman (husband and wife) is not reflected in these figures.

(7)	Includes 52,717 shares held under options and warrants to purchase Common Stock, which are exercisable at June 30, 2003 or within 60 days thereafter.

(8)	Includes 42,667 shares held under options to purchase Common Stock, which are exercisable at June 30, 2003 or within 60 days thereafter.

(9)	Includes 56,000 shares held under options to purchase Common Stock, which are exercisable at June 30, 2003 or within 60 days thereafter.

(10)	Of the shares shown, 50,000 shares are beneficially owned by the Executive Advisory Group, the President of which is Mr. Humphries.

(11)	Includes 39,333 shares held under options to purchase Common Stock, which are exercisable at June 30, 2003 or within 60 days thereafter.

(12)	Includes 470,409 shares held under options and warrants to purchase Common Stock, which are exercisable at June 30, 2003 or within 60 days thereafter.

(13)	To the Company’s knowledge, the persons named have both voting and investment power over the shares listed.

MANAGEMENT COMPENSATION

Summary of Cash and Certain Other Compensation

The following table sets forth, in summary form, (1) the compensation paid for the years shown in the table to Daniel G. Holman, the Company’s Chairman, President, CEO and CFO, and to Susan Hartjes Holman, the Company’s Chief Operating Officer; (2) the stock options and stock appreciation rights granted to such individuals for the years shown; and (3) long-term payouts and other compensation for the years shown:

Summary Compensation Table

					Long Term
					Compensation
		Fiscal Year Annual Compensation			Awards (1)

					Securities
				Other Annual	Underlying
Name and Principal Position	Year	Salary ($)	Bonus ($)	Compensation ($)	Options / SARs(#)

Daniel G. Holman	2003	201,183	—	—	50,000
President, CEO and CFO	2002	192,922	—	—	30,000
	2001	191,012	—	—	—
Susan Hartjes Holman,	2003	136,754	—	—	40,000
COO	2002	129,863	—	—	10,000
	2001	128,260	—	—	—

(1)	There were no payouts under a “long-term incentive plan” (called “LTIP”) for the years shown, nor was any other form of compensation paid or awarded.

Total Compensation for All Executive Officers (Six Persons) For Fiscal Year 2003: $699,198

Option/SAR Grants Table

	Number of	Percent of Total
	Securities	Options / SARs
	Underlying	Granted to
	Options / SARs	Employees in Fiscal	Exercise or Base	Securities
Name	Granted (1)	Year	Price ($/Share)	Expiration Date

Daniel G. Holman President, CEO	50,000	14%	1.10	9/4/07
Susan Hartjes Holman COO	40,000	11%	1.10	9/4/07

(1)	Options for 320,000 and 119,998 shares were granted to Officers and Directors during the fiscal year ended March 31, 2003 and 2002, respectively. All options granted to Officers and Directors in fiscal year 2003 are subject to five year annual vesting whereby one-fifth of the options granted were exercisable at date of grant and one-fifth become exercisable on each of the next four anniversary dates of the date of grant, as long as the optionee is an employee or Director as of the vesting date.

The Company adopted an Incentive Stock Option Plan in May 1995 (the “1995 Plan”), amended to provide for the granting of options to purchase 500,000 shares of Common Stock. At March 31, 2003, there were 359,997 options outstanding under the 1995 Plan, and at March 31, 2003, options to purchase 67,100 shares remain grantable under the 1995 Plan.

In April 1997, the Company’s Board of Directors adopted, and in 1997 the Company’s shareholders approved, the 1997 Stock Option Plan (the “1997 Plan”). On July 29, 1999, and on December 7, 1999, the Board of Directors approved amendments to the 1997 Plan, resulting in 266,666 shares reserved for under the 1997 Plan. At March 31, 2003, there were 128,414 options outstanding under the 1997 Plan, and at March 31, 2003, options to purchase 135,226 shares remain grantable under the 1997 Plan.

In July 2002, the Company’s Board of Directors adopted, and in August 2002 the Company’s shareholders approved, the 2002 Stock Option Plan (the “2002 Plan”), which provides for the granting of options to purchase 650,000 shares of Common Stock. At March 31, 2003, there were 353,500 options outstanding under the 2002 Plan, and at March 31, 2003, options to purchase 296,500 shares remain grantable under the 2002 Plan.

All plans require options be granted at exercise prices equal to or greater than the fair market value of the stock at the time of grant.

In addition to the options outstanding pursuant to the 1995 Plan, the 1997 Plan and the 2002 Plan, warrants to purchase 848,213 shares of Common Stock of the Company remain outstanding at March 31, 2003.

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Option/SARs at FY End (#)		Options/SARs at FY End ($)

	Shares Acquired on
Name	Exercise	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Daniel G. Holman President, CEO	—	—	63,333	46,667	$26,333	$70,667
Susan Hartjes Holman COO	—	—	42,999	32,000	$17,600	$35,200

Employment Agreements

The Company has entered into employment agreements with Mr. Holman and Ms. Holman, the terms of which, among other things, specify a base salary subject to annual adjustment by mutual agreement of the Company and the employee, and a severance payment to the employee upon employment termination without cause. Any severance amounts payable under the agreement are limited to the employee’s base salary for not less than four months and not longer than twelve months after employment termination, depending on the employee’s years of service. Contemporaneously with the execution of the employment agreement, each of the officers executed an Employee Confidentiality, Inventions, Non-Solicitation, and Non-Compete Agreement, certain terms of which specify the Employee shall not disclose confidential information, shall assign to the Company without charge all intellectual property relating to the Company’s business which is created or conceived during the term of employment, shall not encourage Employees to leave the employment of the Company for any reason and shall not compete with the Company during the term of employment and for a period of eighteen months thereafter. Also in connection with the execution of these Agreements, the officers were granted varying amounts of stock options to purchase the Company’s Common Stock at the fair market value at date of grant of $7.50 per share. In all cases, the options are exercisable for five years or until one year after employment termination (subject to certain termination provisions), whichever date is earlier, and vest in three equal amounts on each one year anniversary date subsequent to the option grant date.

CERTAIN TRANSACTIONS

In January 2002, the Company entered into a consulting agreement with Joel R. Pitlor, a Director of the Company, for management consulting services. Compensation under the agreement is $2,000 per month. The agreement is renewable annually.

In April 2003, the Company entered into a consulting agreement with Executive Advisory Group (“EAG”) for general business advisory services and assistance. Mr. Humphries, a Director of the Company, is President of EAG. The Company initially paid EAG $4,000 per month for Mr. Humphries’ services, but has increased the monthly fee to $6,000 in connection with the increased use of Mr. Humphries’ time. The Company also granted EAG a five-year option to purchase up to 50,000 shares of the Company’s Common Stock, exercisable at $2.80 per share.

AUDIT COMMITTEE REPORT

Note: The material in this Audit Committee report is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of our accounting and financial reporting functions, external audit functions and systems of internal controls regarding financial and accounting matters and legal compliance. The Audit Committee is comprised of two Directors, each of whom is independent as defined by the National Association of Securities Dealers’ listing standards. Our current written charter for the Audit Committee is attached as Exhibit A to this Proxy Statement.

Management is responsible for our internal controls and financial reporting processes. KPMG LLP, our independent certified public accountants, is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met on four occasions during the fiscal year ended March 31, 2003 either in person or via teleconference. These meetings involved representatives of management and the independent accountants. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Our independent accountants also provided the Audit Committee written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent accountants, and the Audit Committee’s review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our company’s Annual Report on Form 10-K for the year ended March 31, 2003, filed with the Securities and Exchange Commission.

In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the Audit Committee expects to select and engage the independent accountants to audit the fiscal 2004 financial statements of the Company. However, the Audit Committee has not yet commenced this process. Accordingly, the Company does not seek stockholder ratification of the selection of independent accountants for fiscal 2004. A representative of KPMG, LLP will attend the Annual Meeting. This representative will be available to respond to appropriate questions and will have the opportunity to make a statement if the representative desires.

Audit Committee

R. Patrick Maxwell, Chair
Thomas E. Jamison

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors and Executive Officers, and persons who own more than 10% of the Company’s common stock, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Executive Officers, Directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company during the fiscal year ended March 31, 2003 and on any written representation by any of such persons, all Section 16(a) filing requirements applicable to its executive Officers, Directors and greater than 10% shareholders were complied with for such fiscal year.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Proposals of shareholders intended to be presented in the Company’s proxy materials relating to its 2004 Annual Meeting must be received by the Company at its principal executive offices not less than 120 calendar days prior to June 28, 2004.

MISCELLANEOUS

Other Matters

The management of the Company does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting except those described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

Annual Report to Shareholders

The Company’s Annual Report to Shareholders on Form 10-KSB for the fiscal year ended March 31, 2003 (including audited financial statements) accompanies this Proxy Statement.

Forward-Looking Statements

The Company may from time to time, in an attempt to provide assistance in understanding its anticipated future financial performance, make written or oral “Forward-Looking Statements” such as may be contained in its Annual Report to Shareholders, and elsewhere. “Forward-Looking Statements” are, however, by their very nature, subject to known and unknown risks and uncertainties relating to the Company’s future performance that may cause the actual results, performance, or achievements of the Company, or the industry, to differ materially from those expressed or implied in any such “Forward-Looking Statements.”

Investors are cautioned that any “Forward-Looking Statements” made by the Company here or elsewhere are qualified by and subject to the warnings and cautionary statements contained above and in the “Factors Affecting the Business” and “Forward-Looking Statements” sections of its Annual Report on Form 10-KSB to the SEC for the year ended March 31, 2003.

Independent Auditors

The Board of Directors appointed KPMG LLP as independent auditors for the Company for the fiscal year ending March 31, 2003. KPMG LLP has served as the Company’s independent auditors since fiscal year 1995 and has no relationship with the Company other than that arising from its employment as independent auditors.

Audit fees
Audit fees billed to the Company by KPMG LLP for review of the Company’s financial statements for the fiscal years ended March 31, 2003 and 2002 and the financial statements included in the Company’s quarterly reports on Form 10-QSB for each such fiscal year totaled $75,206 and $63,242, respectively.

Financial Information Systems Design and Implementation Fees
The Company did not engage KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during fiscal years 2003 or 2002.

All Other Fees
Fees billed to the Company by KPMG LLP for all other nonaudit services rendered to the Company during fiscal years 2003 and 2002, including tax services (and, in fiscal 2002, for work in connection with the Company’s S-3 registration statement), totaled $41,149 and $57,985, respectively.

Form 10-KSB

The Company will furnish without charge a copy of its Annual Report on Form 10-KSB (including financial statements but not exhibits) for its fiscal year ended March 31, 2003 to each person who was a shareholder of the Company as of June 30, 2003, upon receipt from any such person of a written request for such an Annual Report. Such request should be sent to the Company at: 2718 Summer Street NE, Minneapolis, MN 55413-2820; ATTN: Shareholder Information.

BY ORDER OF THE BOARD OF DIRECTORS:

/s/ SUSAN HARTJES HOLMAN

Susan Hartjes Holman
Corporate Secretary
and Chief Operating Officer

Minneapolis, Minnesota
July 14, 2003

Exhibit A

Uroplasty, Inc.
Charter of the Audit Committee of the Board of Directors

I.   Audit Committee Purpose

The Audit Committee (“The Committee”) is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Monitor the independence and performance of the Company’s independent auditors.

•	Provide an avenue of communication among the independent auditors, management and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.   Audit Committee Composition and Meetings

The Audit Committee shall be comprised of two or more Directors as determined by the Board, each of whom shall be independent nonexecutive Directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that Committee or each of these groups believe should be discussed. The Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditor’s limited review procedures and these meetings should be performed in advance of quarterly earnings releases and Securities and Exchange Commission quarterly financial filings.

III.   Audit Committee Responsibly and Duties

Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2.	Review the Company’s annual audited financial statements and SEC filings prior to filing or distribution. Reviews should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

3.	In consultation with the management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review any significant findings prepared by the independent auditors together with management’s responses.

4.	Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

5.	The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6.	The Committee shall promptly and thoroughly consider and respond to independent auditor inquires relating to significant relationships all the auditors may have with the Company that could impair the auditors’ independence.

7.	Review the independent auditors annual engagement letter, and discuss as deemed necessary, the scope, staffing, locations, reliance upon management, and general audit approach.

8.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

9.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

10.	On at least an annual basis, review with the Company’s management and counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

11.	Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company’s annual proxy statement.

12.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

13.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the forgoing activities.

Revised February 2001

Front of Proxy Card

ANNUAL MEETING OF SHAREHOLDERS — THURSDAY, AUGUST 14, 2003, 5:00PM (CDT)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Daniel G. Holman as Proxy with full power of substitution, and hereby authorizes him to represent and vote, as designated below, all the shares of Common Stock of Uroplasty, Inc. held of record by the undersigned as of June 30, 2003 at the Annual Meeting of Shareholders to be held on Thursday, August 14, 2003 at 5:00pm (CDT) or any adjournment thereof, and hereby revokes all Proxies previously granted with respect to such meeting.

1.	Fix Number of Directors at Five: To set the number of directors for the ensuing year at five.

FOR	AGAINST	ABSTAIN

2.	Election of Directors: To elect Daniel G. Holman and Sam B. Humphries as Directors to serve a term of three years until 2006.

FOR nominee Daniel G. Holman	WITHHOLD AUTHORITY to vote for nominee Daniel G. Holman

FOR nominee Sam B. Humphries	WITHHOLD AUTHORITY to vote for nominee Sam B. Humphries

3.	Discretionary Authority: By signing this proxy card, the undersigned authorizes the Proxy, in his discretion, to vote upon such business as may properly come before the meeting.

Over, please...

Back of Proxy Card

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF PROPERLY EXECUTED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN FAVOR OF THE ELECTION OF THE NOMINEES FOR DIRECTORS.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ___________________________________ , 2003

Signature

NOTE: The number shown to the right of your name on this label signifies how many shares you have on record according to StockTrans, Inc.

Signature (if held jointly)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.